                                                                    Exhibit 10.5


                                                                       NO. CSW-7

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

                       WARRANT TO PURCHASE 850,000 SHARES
                               OF COMMON STOCK OF
                                  FVC.COM, INC.
                            (VOID AFTER JUNE 8, 2005)

         This certifies that VULCAN VENTURES INCORPORATED or its assigns (the "HOLDER"), for value received, is entitled to purchase from FVC.COM, INC., a Delaware corporation (the "COMPANY"), having a place of business at 3393 Octavius Drive, Suite 102, Santa Clara, CA 95054, a maximum of 850,000 fully paid and nonassessable shares of the Company's Common Stock ("COMMON STOCK") for cash at a price of $7.00 per share (the "STOCK PURCHASE PRICE") at any time or from time to time up to and including 5:00 p.m. (Pacific time) on June 8, 2005 (the "EXPIRATION DATE"), upon surrender to the Company at its principal office (or at such other location as the Company may advise the Holder in writing) of this Warrant properly endorsed with the Form of Subscription attached hereto duly filled in and signed and, if applicable, upon payment in cash or by check of the aggregate Stock Purchase Price for the number of shares for which this Warrant is being exercised determined in accordance with the provisions hereof. The Stock Purchase Price and the number of shares purchasable hereunder are subject to adjustment as provided in Section 3 of this Warrant. This Warrant is issued pursuant to that certain Stock Purchase Agreement dated as of June 8, 2000 by and between the Holder and the Company (the "STOCK PURCHASE AGREEMENT").

         This Warrant is subject to the following terms and conditions:

         1.       EXERCISE; ISSUANCE OF CERTIFICATES; PAYMENT FOR SHARES.

                  1.1 GENERAL. This Warrant is exercisable at the option of the holder of record hereof, at any time or from time to time, up to the Expiration Date for all or any part of the shares of Common Stock (but not for a fraction of a share) which may be purchased hereunder. The Company agrees that the shares of Common Stock purchased under this Warrant shall be and are deemed to be issued to the Holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered, properly endorsed, the completed, executed Form of Subscription delivered and payment made for such shares. Certificates for the shares of Common Stock so purchased, together with any other securities or property to which the Holder hereof is entitled upon such exercise, shall be delivered to the Holder hereof by the Company at the Company's expense within a reasonable time after the rights represented by this Warrant have been so exercised. In case of a purchase of less than all the shares which may be purchased under this Warrant, the Company shall cancel this Warrant and execute and deliver a new Warrant or Warrants of like tenor for the balance of the shares purchasable under the Warrant surrendered upon such purchase to the Holder hereof within a reasonable time. Each stock certificate so delivered shall be in such denominations of Common Stock as may be requested by the Holder hereof and shall be registered in the name of such Holder.

         2. SHARES TO BE FULLY PAID; RESERVATION OF SHARES. The Company covenants and agrees that all shares of Common Stock or any other securities which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all preemptive rights of any stockholder and free of all taxes, liens and charges with respect to the issue thereof. The Company further covenants and agrees that, during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved, for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of authorized but unissued Common Stock, or other securities and property, when and as required to provide for the exercise of the rights represented by this Warrant. The Company will take all such action as may be necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any domestic securities exchange upon which the Common Stock may be listed; provided, however, subject to the Company's obligations pursuant to that certain Registration Rights Agreement, dated as of June 8, 2000, between the Company and Holder that the Company shall not be required to effect a registration under Federal or State securities laws with respect to such exercise. The Company will not take any action which would result in any adjustment of the Stock Purchase Price (as set forth in Section 3 hereof) if the total number of shares of Common Stock issuable after such action upon exercise of all outstanding warrants, together with all shares of Common Stock then outstanding and all shares of Common Stock then issuable upon exercise of all options and upon the conversion of all convertible securities then outstanding, would exceed the total number of shares of Common Stock then authorized by the Company's Amended and Restated Certificate of Incorporation.

         3. ADJUSTMENT OF STOCK PURCHASE PRICE AND NUMBER OF SHARES. The Stock Purchase Price and the number of shares purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events described in this Section 3. Upon each adjustment of the Stock Purchase Price, the Holder of this Warrant shall thereafter be entitled to purchase, at the Stock Purchase Price resulting from such adjustment, the number of shares obtained by multiplying the Stock Purchase Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment, and dividing the product thereof by the Stock Purchase Price resulting from such adjustment.

                  3.1 SUBDIVISION OR COMBINATION OF STOCK. In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the Stock Purchase Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the Stock Purchase Price in effect immediately prior to such combination shall be proportionately increased.

                  3.2 DIVIDENDS IN COMMON STOCK, OTHER STOCK, PROPERTY, RECLASSIFICATION. If at any time or from time to time the holders of Common Stock (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received or become entitled to receive, without payment therefor,

                           (a)      Common Stock or any shares of stock or other
securities which are at any time directly or indirectly convertible into or exchangeable for Common Stock, or any rights or options to subscribe for, purchase or otherwise acquire any of the foregoing by way of dividend or other distribution,

                           (b)      any cash paid or payable otherwise than as a
cash dividend, or

                           (c)      Common Stock or additional stock or other
securities or property (including cash) by way of spinoff, split-up, reclassification, combination of shares or similar corporate rearrangement (other than shares of Common Stock issued as a stock split or adjustments in respect of which shall be covered by the terms of Section 3.1 above), then and in each such case, the Holder hereof shall, upon the exercise of this Warrant, be entitled to receive, in addition to the number of shares of Common Stock receivable thereupon, and without payment of any additional consideration therefor, the amount of stock and other securities and property (including cash in the cases referred to in clause (b) above and this clause (c)) which such Holder would hold on the date of such exercise had the Holder been the holder of record of such Common Stock as of the date on which holders of Common Stock received or became entitled to receive such shares or all other additional stock and other securities and property.

                  3.3 REORGANIZATION, RECLASSIFICATION, CONSOLIDATION, MERGER OR SALE. If any recapitalization, reclassification or reorganization of the capital stock of the Company, or any consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets or other transaction shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities, or other assets or property (a "CHANGE"), then, as a condition of such Change, lawful and adequate provisions shall be made by the Company whereby the Holder hereof shall thereafter have the right to purchase and receive (in lieu of the shares of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby) such shares of stock, securities or other assets or property as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby.

                  3.4      ADJUSTMENTS OF PURCHASE PRICE FOR CERTAIN DILUTING
ISSUES.

                  (a) SPECIAL DEFINITIONS. For purposes of this Section 3.4, the following definitions apply:

                           (i) "OPTIONS" shall mean rights, options, or warrants to subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities.

                           (ii) "ORIGINAL ISSUE DATE" shall mean the date on which this Warrant was issued.

                           (ii) "CONVERTIBLE SECURITIES" shall mean any evidences of indebtedness, shares (other than Common Stock) or other securities convertible into or exchangeable for Common Stock.

                           (iii) "ADDITIONAL SHARES OF COMMON STOCK" shall mean all shares of Common Stock issued (or, pursuant to Section 3.4(c) deemed to be issued) by the Company after the Original Issue Date, other than shares of Common Stock:

                                    (A) issued or issuable to officers,
                                    directors, employees or advisors of, or
                                    consultants or independent contractors to, the Company, pursuant to options, warrants or other Common Stock purchase rights granted in accordance with plans or other arrangements approved by the Board of Directors of the Company and, as required by law, the Company's stockholders;

                                    (B) issued in connection with any merger, consolidation or similar transaction, or any acquisition of assets or a business, in accordance with agreements or other arrangements approved by the Board of Directors of the Company;

                                    (C) issued or issuable upon conversion of shares of Series A Preferred Stock;

                                    (D) issued or issuable as a dividend or
                                    distribution on the Series A Preferred
                                    Stock;

                                    (E) for which adjustment of the Stock
                                    Purchase Price and the number of shares of Common Stock into which this Warrant is exercisable is made pursuant to Section 3.1 or for which a distribution with respect to this Warrant is provided for pursuant to
                                    Section 3.2;

                                    (F) issued pursuant to any equipment leasing arrangement or debt financing from a bank or similar financial institution approved by the Board of Directors of the Company not to exceed 100,000 shares of Common Stock in the aggregate;

                                    (G) issued or issuable pursuant to Options outstanding as of the Original Issuance Date; and

                                    (H) issued or issuable upon exercise of this Warrant.

                           (iv) "SERIES A PREFERRED STOCK" shall mean the Series A Convertible Preferred Stock, $.001 par value per share, of the Company.

                  (b) NO ADJUSTMENT OF STOCK PURCHASE PRICE. No adjustment in the Stock Purchase Price of this Warrant shall be made in respect of the issuance of Additional Shares of Common Stock unless the consideration per share for an Additional Share of Common Stock issued or deemed to be issued by the Company is less than the Stock Purchase Price in effect on the date of, and immediately prior to such issue, for this Warrant.

                  (c) DEEMED ISSUE OF ADDITIONAL SHARES OF COMMON STOCK. In the event the Company at any time or from time to time after the Original Issue Date shall issue any Options or Convertible Securities, then the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein designed to protect against dilution) of Common Stock issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issuance of Options or Convertible Securities; provided, however, that Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Section 3.4(e) hereof) of such Additional Shares of Common Stock would be less than the Stock Purchase Price in effect on the date of and immediately prior to such issuance of Options or Convertible Securities, or such record date, as the case may be; and provided further that in any such case in which Additional Shares of Common Stock are deemed to be issued:

                           (i) no further adjustments in the Stock Purchase Price shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

                           (ii) if such Options or Convertible Securities by their terms provided, with the passage of time or otherwise, for any increase in the consideration payable to the Company, or decrease in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Stock Purchase Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities; provided, however, that no such adjustment of the Stock Purchase Price shall affect Common Stock previously issued upon exercise of this Warrant;

                           (iii) Upon the expiration of any such Options or any rights of conversion or exchange under such Convertible Securities which shall not have been exercised, the Stock Purchase Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration, be recomputed as if:

                                    (A) in the case of Convertible Securities or Options for Common Stock, the only Additional Shares of Common Stock issued were the shares of Common Stock, if any, actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was the consideration actually received by the Company for the issue of all such Options, whether or not exercised, plus the consideration actually received by the Company upon such exercise, or for the issue of all such Convertible Securities which were actually converted or exchanged, plus additional consideration, if any, actually received by the Company upon such conversion or exchange, and

                                    (B) in the case of Options for Convertible
                                    Securities, only the Convertible Securities, if any, actually issued upon the exercise thereof were issued at the time of issue of such Options and the consideration received by the Company for Additional Shares of Common Stock deemed to have been then issued was the consideration actually received by the Company for the issue of all such Options, whether or not exercised, plus the consideration deemed to have been received by the Company (determined pursuant to Section 3.4(e)) upon the issue of the Convertible Securities with respect to which such Options were actually exercised;

                           (iv) no readjustment pursuant to Sections 3.4(c)(ii) or (iii) above shall have the effect of increasing the Stock Purchase Price to an amount which exceeds the lower of (1) the Stock Purchase Price on the original adjustment date, or (2) the Stock Purchase Price that would have resulted from any issuance of

                           Additional Shares of Common Stock between the original adjustment date and such readjustment date;

                           (v) in the case of any Options which expire by their terms not more than sixty (60) days after the date of issue thereof, no adjustment of the Stock Purchase Price shall be made, except to the extent this Warrant is exercised in such period, until the expiration or exercise of all such Options, whereupon such adjustment shall be made in the same manner provided in Section 3.4(c)(iii) above; and

                           (vi) if any such record date shall have been fixed and such Options or Convertible Securities are not issued on the date fixed therefor, the adjustment previously made in the Stock Purchase Price which became effective on such record date shall be canceled as of the close of business on such record date, and shall instead be made on the actual date of issuance, if any, of such Options or Convertible Securities.

                  (d) ADJUSTMENT OF PURCHASE PRICE UPON ISSUANCE OF ADDITIONAL SHARES OF COMMON STOCK. In the event the Company shall issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 3.4(c)) without consideration or for a consideration per share less than the Stock Purchase Price in effect on the date of and immediately prior to such issue, then and in such event, the Stock Purchase Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest cent) determined by multiplying the Stock Purchase Price then in effect by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding (determined on a fully diluted basis, as described below) immediately prior to such issue plus the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of Additional Shares of Common Stock so issued would purchase at the Stock Purchase Price then in effect, and the denominator of which shall be the number of shares of Common Stock outstanding (determined on a fully diluted basis, as described below) immediately prior to such issue plus the number of such Additional Shares of Common Stock so issued. For the purposes of the above calculation, the number of shares of Common Stock outstanding immediately prior to such issuance shall be calculated on a fully diluted basis, as if all shares of Convertible Securities had been fully converted into shares of Common Stock immediately prior to such issuance and this Warrant and any outstanding Options had been fully exercised immediately prior to such issuance (and the resulting securities fully converted into shares of Common Stock, if so convertible) as of such date but not including in such calculation any additional shares of Common Stock issuable with respect to this Warrant, Convertible Securities or outstanding Options solely as a result of the adjustment of the Stock Purchase Price (or other conversion ratios) resulting from the issuance of Additional Shares of Common Stock causing such adjustment. For the purposes of the foregoing, outstanding Options shall be deemed to include (without duplication) any Options issued to directors, officers, employees or advisors of, or consultants to, the Company in accordance with plans or other arrangements approved by the Board of Directors of the Company.

                  (e) DETERMINATION OF CONSIDERATION. For purposes of this
Section 3.4, the consideration received by the Company for the issuance of any Additional Shares of Common Stock shall be computed as follows:

                           (i)      CASH AND PROPERTY. Such consideration shall:

                                    (A) insofar as it consists of cash, be
                                    computed at the aggregate amount of cash received by the Company, excluding amounts paid or payable for accrued interest or accrued dividends;

                                    (B) insofar as it consists of services,
                                    goods or other property other than cash, be computed at the fair value thereof at the time of such issue, as determined in good faith by the Board of Directors of the Company; and

                                    (C) in the event Additional Shares of Common
                                    Stock are issued together with other shares or securities or other assets of the Company for consideration which covers both cash and services, goods or other property other than cash, be in the proportion of such consideration so received, computed as provided in clauses (A) and (B) above, as determined in good faith by the Board of Directors of the Company.

                           (ii) OPTIONS AND CONVERTIBLE SECURITIES. The consideration per share received by the Company for Additional Shares of Common Stock deemed to have been issued pursuant to Section 3.4(c) relating to Options and Convertible Securities, shall be determined by dividing:

                                    (A) the total amount, if any, received or receivable by the Company as consideration for the issue of such Options or Convertible Securities, plus the maximum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein designed to protect against dilution) payable to the Company upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible

                                    Securities and the conversion or exchange of such Convertible Securities by

                                    (B) the maximum number of shares of Common
                                    Stock (as set forth in the instruments
                                    relating thereto, without regard to any
                                    provision contained therein designed to
                                    protect against dilution) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

                  3.5      NOTICES OF ADJUSTMENT.

                           (a)      Immediately upon any adjustment in the
number or class of shares subject to this Warrant and of the Stock Purchase Price, the Company shall give written notice thereof to the Holder, setting forth in reasonable detail and certifying the calculation of such adjustment.

                           (b)      The Company shall give written notice to
the Holder at least 10 business days prior to the date on which the Company closes its books or takes a record for determining rights to receive any dividends or distributions.

                           (c)      The Company shall also give written notice
to the Holder at least 20 business days prior to the date on which a Change shall take place.

         4. ISSUE TAX. The issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the Holder of this Warrant for any issue tax (other than any applicable income taxes) in respect thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the Holder of the Warrant being exercised.

         5. CLOSING OF BOOKS. The Company will at no time close its transfer books against the transfer of any warrant or of any shares of Common Stock issued or issuable upon the exercise of any warrant in any manner which interferes with the timely exercise of this Warrant.

         6. NO DIMINUTION OF VALUE. The Company will not take any action to terminate this Warrant or to diminish it in value.

         7. FURNISH INFORMATION. The Company will promptly deliver to the Holder upon request copies of all financial statements, reports and proxy statements which the Company shall have sent to its stockholders generally.

         8. NO VOTING OR DIVIDEND RIGHTS; LIMITATION OF LIABILITY. Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent or to receive notice as a stockholder of the Company or any other matters or any rights whatsoever as a stockholder of the Company. No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised. No provisions hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of such Holder for the Stock Purchase Price or as a stockholder of the Company, whether such liability is asserted by the Company or by its creditors.

         9. WARRANTS TRANSFERABLE. Subject to compliance with applicable federal and state securities laws, this Warrant and all rights hereunder are transferable to any affiliate of Holder, in whole or in part, without charge to the holder hereof (except for transfer taxes), upon surrender of this Warrant properly endorsed. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that this Warrant, when endorsed in blank, shall be deemed negotiable, and that the holder hereof, when this Warrant shall have been so endorsed, may be treated by the Company, at the Company's option, and all other persons dealing with this Warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented by this Warrant, or to the transfer hereof on the books of the Company any notice to the contrary notwithstanding; but until such transfer on such books, the Company may treat the registered owner hereof as the owner for all purposes.

         10.      [INTENTIONALLY OMITTED.]

         11. RIGHTS AND OBLIGATIONS SURVIVE EXERCISE OF WARRANT. The rights and obligations of the Company, of the Holder and of the holder of shares of Common Stock issued upon exercise of this Warrant, shall survive the exercise of this Warrant.

         12. COMPLETE AGREEMENT, MODIFICATION AND WAIVER. This Warrant and any documents referred to herein or executed contemporaneously herewith constitute the parties' entire agreement with respect to the subject matter hereof and supersede all agreements, representations, warranties, statements, promises and understandings, whether oral or written, with respect to the subject matter hereof. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

         13. ADDITIONAL DOCUMENTS. Each party hereto agrees to execute any and all further documents and writings and to perform such other actions which may be or become necessary or expedient to effectuate and carry out this Warrant.

         14. NOTICES. All notices, requests and approvals required by this Warrant (i) shall be in writing, (ii) shall be addressed to the parties as indicated below unless notified in writing of a change in address and (iii) shall be deemed to have been given, made and received only (a) upon delivery, if personally delivered to a party, (b) one business day after the date of dispatch, if by facsimile transfer, (c) one business day after deposit, if delivered by a nationally recognized courier service offering guaranteed overnight delivery, (d) three business days after deposit in the U.S. First Class Mail, or certified mail, postage prepaid, at the addresses appearing below or (e) one business day after electronic transmission.

         15. BINDING EFFECT ON SUCCESSORS. This Warrant shall be binding upon any corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets. All of the obligations of the Company relating to the Common Stock issuable upon the exercise of this Warrant shall survive the exercise and termination of this Warrant. All of the covenants and agreements of the Company shall inure to the benefit of the successors and assigns of the holder hereof.

         16. DESCRIPTIVE HEADINGS AND GOVERNING LAW. The description headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Delaware.

         17. LOST WARRANTS. The Company represents and warrants to the Holder hereof that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant, the Company, at its expense, will make and deliver a new Warrant, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant.

         18. FRACTIONAL SHARES. No fractional shares shall be issued upon exercise of this Warrant. The Company shall, in lieu of issuing any fractional share, pay the holder entitled to such fraction a sum in cash equal to such fraction multiplied by the then effective Stock Purchase Price. However, the fractional amount shall be used in calculating any future adjustments pursuant to Section 3 hereof. The Company shall, in the case of the final exercise under this Warrant, make a cash payment for any fractional shares based on the closing price on the date of exercise of a share of Common Stock on the principal exchange or system on which the Common Stock is then listed or traded, or, if not then listed or traded on such exchange or system, the mean of the closing bid and asked prices on an automated quotation system, or, if such quotations are not available, such value as may be determined in good faith by the Company's Board of Directors, which determination shall be conclusively binding on the parties. Notwithstanding any changes in the Stock Purchase Price or the number of shares issuable upon exercise of this Warrant, this Warrant, and any Warrants issued in replacement or upon transfer thereof, may continue to state the initial Stock Purchase Price and the initial number of shares issuable upon exercise of this Warrant. Alternatively, the Company may elect to issue a new Warrant or Warrants of like tenor for the additional shares of Common Stock purchasable hereunder or, upon surrender of the existing Warrant, to issue a replacement Warrant evidencing all the shares to which the Holder is entitled after such adjustments.

         19. SEVERABILITY. The validity, legality or enforceability of the remainder of this Warrant shall not be affected even if one or more of its provisions shall be held to be invalid, illegal or unenforceable in any respect.

         20. ATTORNEYS' FEES. Should any litigation or arbitration be commenced (including any proceedings in a bankruptcy court) between the parties hereto or their representatives concerning any provision of this Warrant or the rights and duties of any person or entity hereunder, the party or parties prevailing in such proceeding shall be entitled, in addition to such other relief as may be granted, to the attorneys' fees and court costs incurred by reason of such litigation or arbitration.



                      [THIS SPACE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its officers, thereunto duly authorized this 8th day of June, 2000.

                                      FVC.COM, INC.
                                      a Delaware corporation



                                      By:    /s/ Richard Beyer
                                         -------------------------------------
                                         President and Chief Executive Officer



ATTEST:

/s/ Truman Cole
------------------------------------
Assistant Secretary

                                    EXHIBIT A

                                SUBSCRIPTION FORM

                                                   Date: _________________, 2000

FVC.COM, INC.
3393 OCTAVIUS DRIVE, SUITE 102
SANTA CLARA, CA 95054

Attn:  President

Ladies and Gentlemen:

         The undersigned hereby elects to exercise the warrant issued to it by FVC.COM, Inc. (the "COMPANY") and dated June 8, 2000, Warrant No. CSW-7 (the "WARRANT") and to purchase thereunder __________________________________ shares of the Common Stock of the Company (the "SHARES") at a purchase price of ___________________________________________ Dollars ($__________) per Share or
an aggregate purchase price of __________________________________ Dollars
($__________) (the "PURCHASE PRICE").

         Pursuant to the terms of the Warrant the undersigned has delivered the Stock Purchase Price herewith in full in cash or by certified check or wire transfer.

                                        Very truly yours,

                                        _______________________________________

                                        By:____________________________________

                                        Title:_________________________________